                                                                      Exhibit 24


                         THE ELDER BEERMAN STORES CORP.
                       REGISTRATION STATEMENT ON FORM S-1
                       REGISTRATION STATE,MENT OF FORM S-8
                                POWER OF ATTORNEY
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         The undersigned officer and/or director of The Elder-Beerman Stores
Corp., an Ohio corporation (the "Company"), does hereby make, constitute and appoint Scott J. Davido and Steven D. Lipton, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file (i) a Registration Statement of Form S-1 (the "Form S-1 Registration Statement") with respect to the registration under the Securities Act of 1933, as amended (the "Act"), of shares of common stock, without par value (the "Common Stock"), of the Company, (ii) a Registration Statement pursuant to rule 462(b) under the Act (the "Rule 462 Registration Statement",
(iii) a Registration Statement of Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Act, of shares of Common Stock of the Company issuable in connection with the Company's Retirement Savings Plan, (iv) any amendments, including post-effective amendments, and exhibits to the Form S-1 Registration Statement, the Form S-8 Registration Statement and the Rule 462 Registration Statement and (v) any applications or other documents to be filed with the securities covered by the Form S-1 Registration Statement, the Form S-8 Registration Statement and the Rule 462 Registration Statement, with full power and authority to do and perform any acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 18th day of June, 1998.

             /s/ Frederick J. Mershad                            /s/ John A. Muskovich
 ------------------------------------------------  -------------------------------------------------
               Frederick J. Mershad                                John A. Muskovich
         Chairman of the Board and Chief             President, Chief Operating Officer and Chief
                Executive Officer                             Financial Officer, Director
          (Principal Executive Officer)                    (Principal Financial and Officer)

               /s/ Steven D. Lipton                            /s/ Thomas J. Noonan, Jr.
 ------------------------------------------------  -------------------------------------------------
                 Steven D. Lipton                                Thomas J. Noonan, Jr.
        Senior Vice President, Controller                              Director
          (Principal Accounting Officer)

                /s/ Bernard Olsoff                              /s/ Laura H. Pomerantz
 ------------------------------------------------  -------------------------------------------------
                  Bernard Olsoff                                  Laura H. Pomerantz
                     Director                                          Director


               /s/ Stewart M. Kasen                               /s/ John J. Weisner
 ------------------------------------------------  -------------------------------------------------
                 Stewart M. Kasen                                   John J. Weisner
                     Director                                          Director


               /s/ Steven C. Mason                                 /s/ Jack A. Staph
 ------------------------------------------------  -------------------------------------------------
                 Steven C. Mason                                     Jack A. Staph
                     Director                                          Director